SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                  June 30, 2000

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                        ADVANCED TECHNICAL PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)

                           Delaware 0-01298 11-1581582
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     (State or other jurisdiction (Commission File No.) (I.R.S. Employer of incorporation) Identification No.)

                        200 MANSELL COURT EAST, SUITE 505
                             ROSWELL GEORGIA, 30076
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              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code:(770) 993-0291
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Item 5.  Other Events.

                  On June 30, 2000, Advanced Technical Products, Inc. (the "Company") announced that it has a plan to sell its Alcore and Alcore Brigantine subsidiaries and that for financial reporting purposes, these business units will be treated as discontinued operations.

Item 7.  Exhibits.

         99.1     Press Release issued by the Company on June 30, 2000






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                 ADVANCED TECHNICAL PRODUCTS, INC.



                                 By:  /s/ James P. Hobt
                                      ------------------------------------------
                                      James P. Hobt
                                      Vice President and Chief Financial Officer

Date:  July 7, 2000

                                                         Exhibit 99.1

Advanced Technical Products Announces a Plan to Sell its Alcore Division

ROSWELL, Ga., June 30 /PRNewswire/ -- Advanced Technical Products, Inc. (Nasdaq:
ATPXE - news), announced that it has a plan to sell its Alcore and Alcore Brigantine subsidiaries and that for financial reporting purposes, these business units will be treated as discontinued operations. To date, the Company has not entered into any agreement or arrangement with any third party to purchase the subsidiaries. Garrett L. Dominy, President and CEO said the Company will focus on the core businesses of manufacturing composite structures and chemical defense products which are showing strong growth over last year.

The Company designs, develops and manufactures advanced composite based materials and products from continuous high strength fibers which optimize structural performance while minimizing the components' weight. The Company believes it is one of a very few with the ability to utilize multiple processes, such as, autoclave lamination, filament winding, resin transfer molding and metal bonding. Using these processes, the Company manufactures products for the aerospace and defense markets, as well as for commercial applications including oil and gas tubulars and fuel tanks for Natural Gas Vehicles. The Company is also a leader in the development and production of chemical defense systems.

This press release includes forward-looking statements regarding the present intentions and expectations of management of the Company. Certain factors beyond the Company's control could cause results to differ materially from those in these forward-looking statements. Other risk factors include general market conditions, dependence on the aerospace and defense industries, the level of military expenditures and competition in the markets for the Company's products, are more fully described in The Company's Form 10-K and other documents filed with the Securities and Exchange Commission.

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